U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Company [x]
Filed by a Party other than the Company [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                            IBIZ TECHNOLOGY CORP.
              (Name of Small Business Issuer in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Company)

Payment of Filing Fee (Check the appropriate box):

[ ] No Fee Required

[x]  Fee Computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.  Title of each class of securities to which transaction applies:
Common stock of subsidiary company that is to be a spin-off.

2.  Aggregate number of securities to which transaction applies:
908,676 (as of July 23, 2003)

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

Since the Registrant has an accumulated capital deficit as of its most recent balance sheet (dated April 30, 2003), then under Rule
0-11(a) the par value of the securities is to be used: $0.001 per share.

4.  Proposed aggregate offering price:
    $908.76

5.  Total fee paid:
    $0.18.

[  ]  Fee paid previously with preliminary materials.

[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1.  Amount previously paid:

   2.  Form, schedule, or registration statement number:

   3.  Filing party:

   4.  Date filed:

Notes:

                                   PROXY STATEMENT

                                IBIZ Technology Corp.
                      2238 West Lone Cactus Drive, Suite 200
                               Phoenix, Arizona 85021

     This Proxy Statement is being furnished to certain shareholders at the direction and on behalf of the Board of Directors of IBIZ Technology Corp., a Florida corporation ("Company"), for the purpose of soliciting proxies for use in obtaining the written consent of a majority of the outstanding shares of common stock of the Company for the following action: to spin-off IBIZ, Inc., a wholly owned subsidiary of the Company , into a separate public company (as described hereafter). The Board of Directors has approved this spin-off by unanimous written consent on July 20, 2003.

     The shares represented by the proxy will be voted in the manner specified in the Request for Written Consent. Any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the President of the Company, or by submitting a later dated proxy. A revocation that is not received prior to the proxy being exercised shall not be taken into account, and the original proxy shall be counted. All Requests for Written Consent must be return to the Company not later than 5:00 p.m. on September 5, 2003.

     The cost of preparing, assembling and mailing this Proxy
Statement and the accompanying Request for Written Consent is being borne by the Company. This Proxy Statement and accompanying Request for Written Consent will be given to certain shareholders of the Company on or about September 2, 2003.

                               VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote on the Request for Written Consent is the close of business on July 23, 2003. On such date, the Company had issued and outstanding 454,338,052 shares of $0.001 par value common stock. Each share is entitled to one vote per share with regard to the Request for Written Consent and there will be no cumulative voting right on any shares. The signatures on the Request for Written Consent of a majority of the shares of common stock outstanding on the record date will constitute approval of the action to be taken by the Company. Subsequent to receiving such written consent, the Company will file and thereafter mail to all shareholders of record from whom the Company did not seek such written consent a Schedule 14C Information Statement.

     As management holds, directly or indirectly, a majority of the outstanding shares as of the record date and intends to vote in favor of the proposal, it is anticipated that the proposal will be approved. Pursuant to applicable Florida law, there are no dissenter's rights relating to the matters to be voted on.

                               STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of July 23, 2003 (454,338,052 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all of the current directors and executive officers of the Company as a group:

Title of Class    Name and Address                 Amount of        Percent of
                  of Beneficial Owner              Beneficial         Class
                                                   Ownership (1)

Common Stock      Mark H. Perkins                  103,678,645       22.82%
                  2238 West Lone Cactus Drive
                  Suite 200
                  Phoenix, Arizona 85021

Common Stock      Kenneth W. Schilling             103,484,952       22.78%
                  2238 West Lone Cactus Drive
                  Suite 200
                  Phoenix, Arizona 85021

Common Stock      Yigal Baruchi                              0        0.00%
                  2238 West Lone Cactus Drive
                  Suite 200
                  Phoenix, Arizona 85021

Common Stock      Shares of all directors and      207,163,597       45.60%
                  executive officers as a
                  group (3 persons)

(1) Each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them. None of these individuals holds any convertible securities.

                           SPIN-OFF OF IBIZ, INC.

     The Company proposes to spin-off its subsidiary company, IBIZ, Inc., a Nevada corporation organized by the Company on November 1, 2001 ("IBIZ"). The Company proposes to issue without consideration non-restricted shares of common stock in IBIZ pro rata to all shareholders of the Company as of September 25, 2003 (the directors, officers, and 10% or greater shareholders ("affiliates") will received restricted shares in IBIZ) at the ratio of one share of IBIZ for each 500 shares of Company common stock held as of that date. Prior to this issuance, IBIZ intends to file with the Securities and Exchange Commission, and have go effective, a Form 10-SB for the purpose of registering the common stock of IBIZ under Section 12(g) of the Securities Exchange Act of 1934.

     There is a valid business purpose for the spin-off of IBIZ in that it will allow management of each business to focus solely on that business. In addition, it should enhance access to financing by allowing the financial community to focus separately on each business.

Description of Business of IBIZ.

     IBIZ designs, manufactures (through subcontractors), and distributes its existing and assigned products and licenses and a new line of accessories for the PDA and handheld computer market. These products will be distributed through large retail chain stores and e-commerce sites throughout the United States by IBIZ Corp. and worldwide by IBIZ.

     After completion of the spin-off as outlined previously, IBIZ intends to do a share exchange with IBIZ AG, a wholly subsidiary of Endeavour Capital AG; this share exchange does not, under Nevada law, require the consent of shareholders). This will be accomplished by the issuance by IBIZ of 11,200,000 shares of common stock to the parent of IBIZ AG, Endeavour Capital AG, in exchange of 100% of the issued and outstanding common stock of this company. The new subsidiary of IBIZ will hold products and licenses for the spin-off operation and introduce to the Programmable Digital Assistant ("PDA") market the virtual laser light keyboard "Light Key".

     Endeavour Capital has assigned all licenses for "Light Key" and E-Pen and Endeavour Capital owned intellectual properties to its wholly owned subsidiary IBIZ AG, for the purpose of the share exchange. The Light Key is capable of projecting a full size laser keyboard on any flat surface, providing full keyboard capabilities to the PDA and hand held user in any location.

     As a complimentary input device Endeavour Capital will introduce its and virtual pen, the E-Pen, capable of storing and sending to the PDA hand held or any computer any hand writing or written-on-paper image.

     The license of "Light Key" will provide IBIZ AG the worldwide rights to manufacture and market a virtual keyboard developed by VKB Inc. as an accessory to appliances such as PDA's, hand-held, cell-phones, laptops, etc. This license is for an indefinite period and enables IBIZ to develop its own intellectual properties in design and engineering for its exclusive products without the need to invest massive capital for "core technology" development.

     The license of E-Pen will provide IBIZ AG the exclusive worldwide rights to manufacture and market an electronic pen developed by InMotion E-Pen Inc. as an accessory to appliances such as PDA's, hand-held, cell-phones, laptops, etc. This license is for an indefinite period and enables IBIZ to develop its own intellectual properties in design and engineering including the core technology. Endeavour Capital, through IBIZ AG, currently operates InMotion E-Pen Inc., company under a special operating agreement which will allows IBIZ to receive 10% of InMotion E-Pen Inc.'s issued and outstanding share capital in a fully diluted base.

     During the third quarter of 2003, IBIZ intends to support and execute the license agreement with Sanyo. Under this agreement, IBIZ will manufacture a critical component in Sanyo E-Pen product.

(a)  PDA Market Perspectives.

     The PDA market is now over 10 years old and got its start in 1990 with Apple's Newton. The Newton is considered to be a failure, but a new industry was born and the name used by Applem PDA, is still with us. In its first decade, PDA industry unit sales have followed the PC industry sales volume. When the PC was 10 years old in 1985, U.S. PC sales hit 5.6M units while worldwide PC sales surpassed 10M units. In 2000, the U.S. PDA unit sales were 5.5M while worldwide sales passed 12M devices.

     The PDA market currently consists of pen-based PDA's and keyboard-based PDA's. All Palm-compatible PDA's are pen-based products, as are Pocket PC PDA's. The use of Keyboard-based PDA's is currently a niche market, used in vertical markets such as data collection and inventory control. The latest PDA segment is the phone-PDA or the combination of a cell phone, PDA and 2-way pager. An overview of the three PDA segments is presented in the following table:




PDA Market Segment Overview
                        Pen PDA's                      Keyboard PDA's               Phone PDA's

Description           - Pen input                    - Keyboard input             - PDA and cell phone
                      - Mostly pad form factor       - Clamshell form factor      - Mostly clamshell
                      - Display is  VGA or less      - Mostly Windows CE based    - Usually has keyboard
                                                     -  Display is  VGA or VGA    - Display is  VGA or less

Product Examples      - Palm family                  - Hitachi HPW-200EC          - Ericsson R380s
                      - Handspring Visor             - HP Jornada 710, 720        - Handspring Treo
                      - Compaq iPaq H3xxx            - Melard Sidearm             - Kyocera QCP-6035
                      - HP Jornada 525, 548          - NEC MobilPro 780           - Nokia 9110 Communicator

Market Focus          - Office market                - Vertical markets           - Office market
                      - High-end consumers           - Future horizontal markets  - High-end consumers

Current Functions     - PIM* applications            - Vertical applications      - Cell phone, PDA
                      - PC companion                 - Industrial applications      and 2-way pager
                                                                                    replacement

Future Functions      - Email & web access           - Email & web access         - Email & web access
                      - Multifunction device         - Multifunction device       - Multifunction device

Market Potential      - Dominant segment             - Niche market               - Emerging segment
                      - Remains largest segment      - Increasing market share    - Large potential




     The pen PDA is the dominant product segment and it is expected to remain the largest category for the next 5+ years. The keyboard PDA will increase in importance as email and web access proliferate. Even a small keyboard is useful for email and Internet access applications. There is a large degree of uncertainty in the market outlook for phone-PDA's. Phone-PDA's are already seeing some success in Europe, but are barely available in the U.S. Phone-PDA success probably depends on the rollout of 2.5G and 3G cellular networks, as "always-on" packet networks make phone-PDA's very useful to many users. The conservative forecast for the growth of the phone-PDA market assumes only a small portion of all cell phones will be phone-PDA's-less than 5% of current cell phone shipment.

(b)  PDA Technology Trends.

     The capabilities of PDA's will advance rapidly. Advances in computer, communications, networking and consumer electronics technologies will make the PDA capabilities five to ten times better than current products by 2006. Chapter 4 has details on the key technologies that are advancing PDA functionality. By using the current rate of technology advances the expected capabilities of PDA's can be estimated.

     The next table is a summary of current PDA capabilities and projected capabilities in 2006. The 2001 features are quite different between Palm OS devices and Pocket PC devices and both are listed in the next table. Pocket PC products have the largest capabilities:




PDA Capabilities
Features                  2001 PDA                                     2006 PDA

Price Range               $100-$450 or $300-$600                     $350-$450

Main Function             Personal information management (PIM)   - Phone, PIM, VPN client, thin client
                                                                  - IM, web browsing, email, fax, messaging

Other Functions           - Email & web access                    - Music player, video conferencing
                          - MP3 players                           - Digital camera, scanner

User Interface            Pen, Browser                            Pen, browser & speech recognition

Operating System          Palm OS or Pocket PC                    Palm, Pocket PC, Epoc, Linux

Microprocessor            DragonBall 16-33 or RISC 70-206MHz      RISC or X86, 800-1,000 MHz

Connectivity              - None to 19.2 Kbps cellular dataIrDA   - Cellular 3G: Up to 384 Kbps
                          - Serial or USB                         - Bluetooth: Up to 2 Mbps
                                                                  -IEEE 802.11a: Up to 54 Mbps

Display                   160x160 to 320x240, Mono or color       VGA or full VGA

Program Memory            2-16 MB or 16-64 MBRAM                  256-512 Mbytes RAM

Flash Memory              2-4 MB or 16-32 MB                      128-256 Mbytes


Expansion Slot            Springboard, SD or CompactFlash         CompactFlash, SD

Mass Storage              Expansion slot devices                  - 1,024 Mbytes memory card
  5 Gbytes hard disk



     The 2006 PDA is a multifunction device with a variety of functionality. Most PDA's will have email and Internet access and other communication capabilities. Connection to corporate networks via Virtual Private Networks (VPN) will be standard for office PDA's. Short-range wireless capabilities via Bluetooth and/or IEEE 802.11 are especially important because they will provide wireless broadband access to PDA's. Access will only be available near access points or hot points. By 2006 there may be 100K access points in businesses, public places and in all types of retail establishments in the U.S. Worldwide there may be 200K access points by 2006. Phone-PDA's will also have 2.5G or 3G cellular voice communication capabilities.

     Many PDA's will have a digital camera for low-end video conferencing and to take still pictures. Built-in music players will also be quite common. Some PDA's will also have scanner for collecting printed information or scanning bar codes.

     PDA memory size will grow by 8-16 times by 2006 and even more for Palm-based products. Processor performance will improve by at least 5X and more like 10-20X for Palm PDA's. The 2006 PDA will have the processing power of a low-end PC in 2001.

(c)  Forecast Summary.

     The PDA market has been on a rapid growth path since the mid 1990s. The growth will continue strongly, but the days of yearly sales doubling is over. The current economic slump has lowered the growth rate substantially in 2001 and future growth is also expected to be lower than in the late 1990s. A summary of the U.S. and worldwide PDA market growth is shown in the next table.

     PDA sales surpassed 5.5M units in the USA in 2000 and yearly sales are projected to reach 21M in 2007. U.S. PDA revenue in 2000 reached nearly $2B and will grow to $7.6B in 2007. The table includes a PDA comparison with the PC industry. The PDA unit and revenue is expressed as a percentage of the PC market. In 2000 PDA units were at 12% of PC units, which will increase to nearly 37% in 2007. However, in revenue PDA's only reached 2.2% in 2000 and will reach 8% in 2007. This is due to the average PC price being 5X the typical PDA price

U.S. and Worldwide PDA Forecast

USA                      1998    1999    2000    2001    2003    2005    2007

PDA Unit Sales (#K)     1,946    3,036   5,550   6,645   10,771  15,682  21,112
Unit Growth (%)          78.7     56.1    82.8    19.7     25.3    19.1    15.1
PDA Revenue ($M)          802    1,183   1,991   2,275    3,778   5,680   7,590
Revenue Growth (%)       67.2     47.5    68.3    14.3     27.4    20.3    14.3
PDA AUP ($)               412      390     359     342      351     362     359
PDA/PC Sales (%)         6.49     7.78   12.04   16.08    24.01   30.70   36.85
PDA/PC Revenue (%)       1.18     1.45    2.31    3.23     4.79    5.97    7.05

Worldwide

PDA Unit Sales (#K)     4,124    6,514  12,172  16,377   28,488  43,524  61,369
Unit Growth (%)                   58.0    86.9    34.5     29.3    22.0    17.8
PDA Revenue ($M)        1,715    2,512   4,443   5,797    9,724  14,413  19,631
Revenue Growth (%)                46.5    76.9    30.5     26.9    20.1    15.8
PDA AUP ($)               416      386     365     354      341     331     320
PDA/PC Sales (%)         4.47     5.82    9.47   13.06    20.11   25.08   29.43
PDA/PC Revenue (%)       0.80     1.06    1.79    2.60     4.02    4.95    5.75

     Worldwide PC sales topped 12M units in 2000 and are projected to reach 61M devices in 2007 for a compound annual growth rate of 26%. PDA unit sales will grow from 5.8% of PC sales in 2000 to 29.4% of PC sales in 2007. Worldwide PDA revenue will grow from $4.4B in 2000 to $19.6B in 2007. Compared to the PC market, PDA revenue will increase from 1.8% of worldwide PC revenue in 2000 to 5.8% in 2007.

(d)  PDA Product Segments.

     For each geographic region the PDA product segment sales for keyboard PDA's, pen PDA's and phone-PDA's were estimated and projected until 2007. The phone-PDA category is difficult to project since there is minimal sales history in the U.S. market. The strong future growth of phone-PDA's is based on recent success in Europe, where phone-PDA's have reached a market share of about 30% of total PDA sales. The positive reaction and reviews of Handspring's Treo is another reason for a growth forecast.

     The pen PDA is the clear leader with 4.9M units sold in 2000, which will grow to 13M in 2007. Pen-based PDA's accounted for 89% of total sales in 2000, which will decline below 61% in 2007. Phone-PDA sales were negligible in 2000, but will grow to 5.5M units in 2007. Keyboard PDA sales will grow from 0.6M in 2000 to 2.6M units in 2007. Cumulative USA sales of Pen PDA's will jump from 10M units at year-end 2000 to over 78M at the end of 2007.

     Keyboard PDA unit sales reached 2.9M devices in 2000 and is forecasted to grow to 9.8M units in 2007. Phone-PDA's will grew from only 0.2M units in 2000 to 18.7M units in 2007. Cumulative sales of pen PDA's reached 23M units in 2000 and will top 186M devices in 2007. Cumulative sales of phone-PDA's will zoom from 0.2M in 2000 to 56M in 2007.

(e)  PDA Operating System Trends.

     After Palm introduced its Palm Pilot PDA's in 1996, the Palm OS has rapidly gained market share and it is now the leading operating system. The Palm OS will retain its lead in the U.S., but it will see much stiffer competition from Microsoft's Pocket PC. Compaq, HP and several other leading PC vendors have introduced Pocket PC-based products that are now growing faster than the overall market. Linux-based PDA's are also appearing and may do well in a few years. Several phone-PDA's are using Symbian's Epoc OS and this will give the Palm OS further competition. The "Other OS" category includes Linux, Epoc and proprietary operating systems.

     PDA's based on Microsoft's Pocket PC and Windows CE are expected to gain market share and unit sales will increase from 0.8M in 2000 to 9M in 2007. Cumulative sales of Windows CE/Pocket PC products will increase from 2.9M in 2000 to nearly 35M units in 2007. Other OS-devices will grow due to the impact of Symbian-based phone-PDA's and Linux devices-from 0.36M units in 2000 to 2.9M in 2007.

     Windows CE/Pocket PC devices will grow from 2.2M units in 2000 to over 24M units in 2007 and will overtake the Palm OS in 2005. Cumulative sales of Windows CE-Pocket PC devices topped 9M devices in 2000 and will surpass 101M units in 2007. Other OS device sales were 3.2M units in 2000 and will pass Palm OS devices in 2006 and are projected to reach over 20M units in 2007. Cumulative sales of Other OS-based PDA's will reach 90M units at year-end 2007-up from 9.6M units in 2000.

(f)  Summary of Business of IBIZ.

     IBIZ Technology Corp. entered the growing PDA market in 1998 with a single keyboard input device that was designed with open connectivity. Today, IBIZ Technoloy Corp. has more than eighty different products addressing every PDA currently available, from the new Xela Case Keyboard, Portable Card Readers, FM and TV tuner CF (Compact Flash I) and SD (Secure Digital)cards to travel kits comprised of A/C adapters, 12 volt chargers and USB sync cables. Our mission has been to enhance and add usable value to the PDA. The computer power of the PDA allows many applications to converge into a single multi purpose computer platform. Everything from data base management to remote control applications including a simple garage door opener can be combined into a single device. IBIZ Technology Corp. will continue to distribute its product line in the United States providing sub-licenses for all products to IBIZ for worldwide distribution. IBIZ will sign distribution agreements with IBIZ Technology Corp. for distribution of its products in the United States. IBIZ will support IBIZ Technology Corp. in engineering, production, and business development through synergetic agreements using Endeavour Capital and its affiliates infrastructure in Europe and Israel.

     Late in the third quarter of 2003, IBIZ intends to start production and distribution of the Light Key and E-Pen products and support the license agreement provided to Sanyo for the E-Pen Product.

Plan of Operation.

     On July 11, 2002, IBIZ acquired the intellectual property and marketing rights for the Xela Case Keyboard, which is currently scheduled for mass production and shipping at the beginning of the second quarter of fiscal year 2003. IBIZ Technology Corp will license IBIZ to manufacture and distribute the products worldwide (except USA)

     IBIZ will market and distribute products directly to end users through a direct sales force, regional resellers, value-added providers in the banking and point-of-sale ("POS") market and Internet commerce sites. IBIZ will utilize IBIZ Technology Corp marketing channels, sales force, and expertise to distribute all of the Company's product lines in the United States.

     In addition to direct sales, IBIZ also markets its full range of products directly to retail customers through IBIZ Technology Corp website at www.IBIZcorp.com or www.IBIZpda.com. To date, IBIZ has recognized only nominal revenues from Internet retail sales, however, we are continuing to see moderate revenue increases through this venue. Management believes that direct sales to end users should allow IBIZ to more efficiently and effectively meet customer needs by providing products which are tailored for the customer's individual requirements at a more economical price.

     IBIZ and IBIZ Technology Corp also distribute their products to regional resellers and, to a lesser extent, national distributors and to retail stores such as CompUSA, Inc. and Fry's Electronics, Staples, Mobileplanet, Micro Center, RC Willeys, Baillios, Pdamart and Outpost.com.

     IBIZ's products will be engineered by the Endeavour AG engineering team and manufactured by various entities in Taiwan and Mainland China and Israel. Manufacturers will build IBIZ AG products to specifications designed by Endeavour's engineering team, using standard components and several proprietary components allowing IBIZ AG market and distribution control. Although IBIZ has not experienced difficulties in the past relating to engineering and manufacturing, the failure of IBIZ's manufacturers to produce products of sufficient quantity and quality could adversely affect IBIZ's ability to sell the products its customers' demand.

     IBIZ and IBIZ AG will engage in final assembly, functional testing and quality control of its products in its Phoenix, Arizona and Israel facilities. Management believes IBIZ's completion of the final stages of manufacturing allows IBIZ to ensure quality control for its products manufactured overseas.

     On July 11, 2002 IBIZ purchased intellectual property assets for the Xela Case Keyboard including the patent application S/N T001 P00547-US1, trademark application S/N: 78/139,898 and resale rights from Tools, LLC, a Rhode Island limited liability company. Currently Patent and Trademark applications are in due process with the United States Patent and Trademark Office. The trademark application for XELA was published by the Patent and Trademark office in the Official Gazette on January 7, 2003 for the purpose of opposition. IBIZ will license IBIZ AG to produce, sell, distribute and sub-license the Xela product and its license.

     IBIZ provides its customers with a comprehensive service and support program. Technical support is provided to customers via a toll-free telephone number as well as through the IBIZ website. The number is available Monday through Friday 8:00 a.m. to 5:00 p.m., Mountain Time. In addition, IBIZ AG will provide customer service in Europe via IBIZ AG Zurich office Monday through Friday 9:00 a.m. to 6:00 p.m. GMT.

     Also available on IBIZ's website are links to files for software patches and drivers used for software updates.

Risk Factors Connected with Plan of Operation.

(a)  Limited Prior Operations, History of Operating Losses, and
Accumulated Deficit May Affect Ability of Company to Survive.

     IBIZ has had limited prior operations to date and it had a limited record of revenue-producing operations. Consequently, there is only a limited operating history upon which to base an assumption that IBIZ will be able to achieve its business plans. In addition, IBIZ has only limited assets. As a result, there can be no assurance that IBIZ will generate significant revenues in the future; and there can be no assurance that IBIZ will operate at a profitable level. If IBIZ is unable to obtain customers and generate sufficient revenues so that it can profitably operate, IBIZ's business will not succeed. Accordingly, IBIZ's prospects must be considered in light of the risks, expenses and difficulties frequently encountered in connection with the establishment of a new business in a highly competitive industry, characterized by new product introductions.

     IBIZ incurred a net loss of $362,871 for the fiscal year ended October 31, 2002 period, and a net loss of $492,652 for the six month ended April 30, 2002. At April 30, 2003, IBIZ had an accumulated deficit of $855,523. This raises substantial doubt about IBIZ's ability to continue as a going concern.

(b)  Need for Additional Financing May Affect Operations and Plan of
Business.

     Current funds available to IBIZ will not be adequate for it to be competitive in the areas in which it intends to operate. IBIZ's continued operations, as well as the implementation of its business plan, therefore will depend upon its ability to raise additional funds through bank borrowings, equity or debt financing. IBIZ estimates that it will need to raise up to approximately $1,000,000 over the next 12 months for these purposes.

     There is no guarantee that these funding sources, or any others, will be available in the future, or that they will be available on favorable terms. In addition, this funding amount may not be adequate for IBIZ to fully implement its business plan. Thus, the ability of IBIZ to continue as a going concern is dependent on additional sources of capital and the success of IBIZ's business plan.
Regardless of whether IBIZ's cash assets prove to be inadequate to meet IBIZ's operational needs, IBIZ might seek to compensate providers of services by issuance of stock in lieu of cash.

     If funding is insufficient at any time in the future, IBIZ may not be able to take advantage of business opportunities or respond to competitive pressures, any of which could have a negative impact on the business, operating results and financial condition. In addition, if additional shares were issued to obtain financing, current shareholders may suffer a dilutive effect on their percentage of stock ownership in IBIZ.

(c)  No Assurance of Protection of Proprietary Rights May Affect
Ability to Manufacture Products.

     IBIZ's success and ability to compete will be dependent in part on the protection of its potential patents, trademarks, trade names, service marks and other proprietary rights. IBIZ intends to rely on trade secret and copyright laws to protect the intellectual property that it plans to develop, but there can be no assurance that such laws will provide sufficient protection to IBIZ, that others will not develop a service that are similar or superior to IBIZ's, or that third parties will not copy or otherwise obtain and use IBIZ's proprietary information without authorization. In addition, certain of IBIZ's know-how and proprietary technology may not be patentable.

     IBIZ may rely on certain intellectual property licensed from third parties, and may be required to license additional products or services in the future, for use in the general operations of its business plan. IBIZ currently has no licenses for the use of any specific products. There can be no assurance that these third party licenses will be available or will continue to be available to IBIZ on acceptable terms or at all. The inability to enter into and maintain any of these licenses could have a material adverse effect on IBIZ's business, financial condition or operating results.

     There is a risk that some of IBIZ's products may infringe the proprietary rights of third parties. In addition, whether or not IBIZ's products infringe on proprietary rights of third parties, infringement or invalidity claims may be asserted or prosecuted against it and it could incur significant expense in defending them. If any claims or actions are asserted against IBIZ, it may be required to modify its products or seek licenses for these intellectual property rights. IBIZ may not be able to modify its products or obtain licenses on commercially reasonable terms, in a timely manner or at all. IBIZ's failure to do so could have a negative affect our business and adversely our revenues.

(d)  Product Errors Could Affect Impact Business of IBIZ.

     IBIZ (and soon to be IBIZ AG) develops products that are extremely complex, and the products it produces may contain undetected errors when first introduced or when new updated versions are released to the marketplace. Despite IBIZ's rigorous product testing procedures and testing by current and potential customers, it is possible that errors will be found in new products or upgrades after commencement of commercial shipments. The occurrence of product defects or errors could result in adverse publicity, delay in product introduction, diversion of resources to remedy defects, loss of or a delay in market acceptance, claims by customers against us, or could cause us to incur additional costs, any of which could adversely affect our business.

(e)  Dependence on Outsourced Manufacturing May Affect Ability to
Bring Products to Market.

     The risks of association with outsourced manufacturers are related to aspects of these firms' operations, finances and suppliers. IBIZ may suffer losses if the outside manufacturer fails to perform its obligations to manufacture and ship the product manufactured. These manufacturers' financial affairs may also affect IBIZ's ability to obtain product from these firms in a timely fashion should they fail to continue to obtain sufficient financing during a period of incremental growth. IBIZ intends to maintains a strong relationship with these manufacturers to ensure that any issues they may face are dealt with in a timely manner.

(f)  No Assurance of Market Acceptance May Affect Ability to Sell
Products.

     There can be no assurance that any products successfully developed by IBIZ or its corporate collaborators, if approved for marketing, will ever achieve market acceptance. IBIZ's products, if successfully developed, may compete with a number of traditional products manufactured and marketed by major e-commerce and technology companies, as well as new products currently under development by such companies and others. The degree of market acceptance of any products developed by IBIZ or its corporate collaborators will depend on a number of factors, including the establishment and demonstration of the efficacy of the product candidates, their potential advantage over alternative methods and reimbursement policies of government and third party payors. There can be no assurance that the marketplace in general will accept and utilize any products that may be developed by IBIZ or its corporate collaborators.

     The standards for the products marketed by IBIZ may not achieve broad market acceptance or market acceptance may be slower than IBIZ expected. Additionally, if a new standard emerges that is more accepted by the marketplace, IBIZ may not be successful in developing products that comply with that standard on a timely basis unable. To be successful, IBIZ will need to effectively respond on a timely basis to future changes in the ever-expanding markets in which IBIZ sells its software products. The markets for IBIZ's products are at early stages of development and are rapidly expanding .

(g)  Substantial Competition May Affect Ability to Sell Products.

     The handheld computer industry is highly competitive. IBIZ competes at the product level with various other handheld computer manufacturers and at the distribution level primarily with computer retailers, on-line marketers and the direct sales forces of large PDA manufacturers.

     At the product level, the PDA industry is characterized by rapid technological advances in both hardware and software development and by the frequent introduction of new and innovative products. There are approximately 14 manufacturers of personal computers, the majority of which have greater financial, marketing and technological resources than IBIZ. Competitors at this level include Palm, HP, Dell, Sony, and Handspring, however, most key PDA manufacturers outsource or private label PDA accessory products from companies similar to IBIZ.

     Competitive factors include product quality and reliability, price to performance characteristics, marketing capability, and corporate reputation. In addition, a segment of the industry competes primarily for customers on the basis of price. Although IBIZ's products are price competitive, IBIZ does not attempt to compete solely on the basis of price.

     The intense nature of competition in the computer industry subjects IBIZ to numerous competitive disadvantages and risks. For example, many major companies will exclude consideration of IBIZ's products due to limited size of IBIZ. Moreover, IBIZ's current revenue levels cannot support a high level of national or international marketing and advertising efforts. This, in turn, makes it more difficult for IBIZ to develop its brand name and create customer awareness. Also, some competitors in its industry have greater experience, resources, and managerial capabilities than IBIZ and may be in a better position than IBIZ to obtain access to attract customers.

     Additionally, IBIZ's current and future competitors may develop products or systems that may be comparable or superior to those developed by it or adapt more quickly than it to new technologies, evolving industry standards or customer requirements. Increased competition could result in price reductions, reduced margins and loss of market share, any or all of which could have a material adverse effect on our business, financial condition, results of operations and prospects.

     Additionally, IBIZ's products are manufactured by third parties in Taiwan or China. As such, IBIZ is subject to numerous risks and uncertainties of reliance on offshore manufacturers, including, taxes or tariffs, non-performance, quality control, and civil unrest. Also, as IBIZ holds few patents, the vast majority of parts used in its products are available to its competitors.

     Management believes that it can compete effectively by providing PDA accessories utilizing unique designs and space-saving qualities. Although Management believes it has been successful to date, there can be no assurance that IBIZ will be able to compete successfully in the future.

(h)  Government Regulations May Affect the Ability of IBIZ to Operate.

     Because IBIZ sells its products internationally, as well as domestically, it must comply with federal laws that relate to the export and applicable foreign government laws regulating the import of our products. However, the federal government may rescind these approvals at any time. Under current regulations these products can be exported without a license to most countries for use by banks, money transfer companies, general online and traditional merchants organizations.

     Additionally, IBIZ may apply for export approval, on a specific case-by-case basis, for specific future products. Government export regulation for security products is less stringent for products designed for banking, finance, and e-commerce. It is possible that IBIZ will not receive approval to export future products on a timely basis, on the basis we request, or at all. As a result of government regulation of our products, IBIZ may be at a disadvantage when competing for international sales with foreign companies not subject to these restrictions.

     Various aspects of IBIZ's business are subject to governmental regulation in the United States and other countries in which it operates. Failure to comply with such regulation may, depending upon the nature of the noncompliance, result in the suspension or revocation of any license or registration at issue, the termination or loss of any contract at issue or the imposition of contractual damages, civil fines or criminal penalties. IBIZ has experienced no material difficulties in complying with the various laws and regulations affecting its business.

(i)  Other External Factors May Affect Viability of Company.

     The industry of IBIZ in general is a speculative venture necessarily involving some substantial risk. There is no certainty that the expenditures to be made by IBIZ will result in commercially profitable business. The marketability of its products will be affected by numerous factors beyond the control of IBIZ. These factors include market fluctuations, and the general state of the economy (including the rate of inflation, and local economic conditions), which can affect peoples' spending. Factors that leave less money in the hands of potential customers of IBIZ will likely have an adverse effect on IBIZ. The exact effect of these factors cannot be accurately predicted, but the combination of these factors may result in IBIZ not receiving an adequate return on invested capital.

(j)  Control by Officers and Directors Over Affairs of IBIZ May
Override Wishes of Other Stockholders.

     All decisions with respect to the management of IBIZ will be made exclusively by the officers and directors of IBIZ. Investors will only have rights associated with stockholders to make decisions that effect IBIZ. Accordingly, it could be difficult for the investors hereunder to effectuate control over the affairs of IBIZ.

     Therefore, the success of IBIZ, to a large extent, will depend on the quality of the directors and officers of IBIZ. Accordingly, no person should invest in IBIZ unless he is willing to entrust all aspects of the management of IBIZ to the officers and directors.

(k) Loss of Any of Current Management Could Have Adverse Impact on Business and Prospects for Company.

     IBIZ's success is dependent upon the hiring and retention of key personnel. None of IBIZ's officers and directors currently has an employment or non-competition agreement with IBIZ. Therefore, there can be no assurance that these other personnel will remain employed by IBIZ. Should any of these individuals cease to be affiliated with IBIZ for any reason before qualified replacements could be found, There could be material adverse effects on IBIZ's business and prospects.

     IBIZ's success will also be highly dependent on its ability to attract and retain qualified employees. Competition for employees is intense in the hardware industry. To date, IBIZ believes it has been successful in its efforts to recruit qualified employees, but there is no assurance that it will continue to be as successful in the future. IBIZ believes relations with its employees are more than satisfactory.

(l) Potential Conflicts of Interest May Affect Ability of Officers and Directors to Make Decisions in the Best Interests of Company.

     The officers and directors have other interests to which they devote time, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on boards of directors, and each will continue to do so notwithstanding the fact that management time may be necessary to the business of IBIZ. As a result, certain conflicts of interest may exist between IBIZ and its officers and/or directors that may not be susceptible to resolution.

     In addition, conflicts of interest may arise in the area of corporate opportunities that cannot be resolved through arm's length negotiations. All of the potential conflicts of interest will be resolved only through exercise by the directors of such judgment as is consistent with their fiduciary duties to IBIZ. It is the intention of management, so as to minimize any potential conflicts of interest, to present first to the board of directors to IBIZ, any proposed investments for its evaluation.

(m) Limitations on Liability, and Indemnification, of Directors and Officers May Result in Expenditures by Company.

     IBIZ's articles of incorporation include provisions to eliminate, to the fullest extent permitted by the Nevada Revised Statutes as in effect from time to time, the personal liability of directors of IBIZ for monetary damages arising from a breach of their fiduciary duties as directors. The By-Laws of IBIZ also include provisions to the effect that IBIZ may indemnify any director, officer, or employee. Any limitation on the liability of any director, or indemnification of directors, officer, or employees, could result in substantial expenditures being made by IBIZ in covering any liability of such persons or in indemnifying them.

(n)  Absence of Cash Dividends May Affect Investment Value of
Company's Stock.

     The Board of Directors does not anticipate paying cash dividends on the common stock for the foreseeable future and intends to retain any future earnings to finance the growth of IBIZ's business. Payment of dividends, if any, will depend, among other factors, on earnings, capital requirements and the general operating and financial conditions of IBIZ as well as legal limitations on the payment of dividends out of paid-in capital.

(o) No Cumulative Voting May Affect Ability of Some Shareholders to Influence Mangement of Company.

     Holders of the shares of common stock of IBIZ are not entitled to accumulate their votes for the election of directors or otherwise. Accordingly, the holders of a majority of the shares present at a meeting of shareholders will be able to elect all of the directors of IBIZ, and the minority shareholders will not be able to elect a representative to IBIZ's board of directors.

(p)  No Assurance of Public Trading Market and Risk of Low Priced
Securities May Affect Market Value of Company's Stock.

     There has been no public market for the common stock of IBIZ.
IBIZ intends to apply for listing on the Over the Counter Bulletin
Board. However, until such times as the common stock of IBIZ is so listed, if its is successful in such application, and even thereafter, an investor may find it difficult to dispose of, or to obtain accurate quotations as to the market value of IBIZ's
securities.  In addition, the common stock of IBIZ upon such listing will be subject to the low-priced security or so called "penny stock" rules that impose additional sales practice requirements on broker-dealers who sell such securities. The Securities Enforcement and
Penny Stock Reform Act of 1990 requires additional disclosure in connection with any trades involving a stock defined as a penny stock (generally, according to recent regulations adopted by the U.S.
Securities and Exchange Commission, any equity security that has a market price of less than $5.00 per share, subject to certain exceptions), including the delivery, prior to any penny stock transaction, of a disclosure schedule explaining the penny stock
market and the risks associated therewith.   The regulations
governing low-priced or penny stocks sometimes limit the ability of broker-dealers to sell IBIZ's common stock and thus, ultimately, the ability of the investors to sell their securities in the secondary market.

(q)  Failure to Maintain Market Makers May Affect Value of Company's Stock.

     If IBIZ attains listing on the Over the Counter Bulletin Board and thereafter is unable to maintain a National Association of Securities Dealers, Inc. member broker/dealers as market makers, the liquidity of the common stock could be impaired, not only in the number of shares of common stock which could be bought and sold, but also through possible delays in the timing of transactions, and lower prices for the common stock than might otherwise prevail. Furthermore, the lack of market makers could result in persons being unable to buy or sell shares of the common stock on any secondary market. There can be no assurance IBIZ will be able to maintain such market makers.

(r)  Forward Looking Statements.

     The foregoing plan of operation contains "forward looking statements" within the meaning of Rule 175 under the Securities Act of 1933, as amended, and Rule 3b-6 under the Securities Act of 1934, as amended, including statements regarding, among other items, IBIZ's business strategies, continued growth in IBIZ's markets, projections, and anticipated trends in IBIZ's business and the industry in which it operates. The words "believe," "expect," "anticipate," "intends," "forecast," "project," and similar expressions identify forward-looking statements. These forward-looking statements are based largely on IBIZ's expectations and are subject to a number of risks and uncertainties that are beyond IBIZ's control. IBIZ cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward looking statements, including, among others, the following: reduced or lack of increase in demand for IBIZ's products, competitive pricing pressures, changes in the market price of ingredients used in IBIZ's products and the level of expenses incurred in IBIZ's operations. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this document will in fact transpire or prove to be accurate. IBIZ disclaims any intent or obligation to update "forward looking statements."

Management of IBIZ.

     The names, ages, and respective positions of the directors, executive officers, and key employees of IBIZ are set forth below; there are no other promoters or control persons of IBIZ. The directors named below will serve until the next annual meeting of IBIZ's stockholders or until their successors are duly elected and qualified. Directors are elected for a one-year term at the annual stockholders' meeting. Officers will hold their positions at the will of the board of directors, absent any employment agreement. There are no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of IBIZ's affairs. The directors and executive officers of IBIZ are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

(a)  Kenneth W. Schilling, Chief Executive Officer/Director.

     Mr. Schilling, age 51, founded the Company's predecessor, SouthWest Financial Systems, in 1979, and has been chief executive officer, president and a director from that time to the present. He has also held the same positions with IBIZ from its founding on November 1, 2001 to the present. Mr. Schilling studied for a B.S. in electrical engineering at the University of Pittsburgh from 1970 to 1972, but left for military service prior to receiving his degree.

(b)  Yigal Baruchi, Director.

     Mr. Baruchi, age 56, has 30 years of experience in management of public companies. From March 2002 to the present, he has served as an officer of Koor Industries\Telrad Networks Group. His responsibilities have included the composition and overview of a restructuring plan, compilation of a policy regarding Koor Corporate Venture Capital's activities going forward, and a review of different steps to increase value of Telrad Networks, including merger of activities and moving into new fields. For the period of 1977 to 2002, Mr. Baruchi served as the president and CEO of Traded Elbit Ltd., where his responsibilities included determining the company's strategy, company growth, creating shareholder value, establishment of Partner-Orange (Israel's third cellular operator) and investment in start-ups. He was appointed a director of the Company and IBIZ on July 28, 2003.

(c)  Mark H. Perkins, Executive Vice President/Director.

     Mr. Perkins, age 39, joined the Company in 1994 and currently serves as executive vice president. He was appointed to the Company's board of directors on March 5, 1999. Mr. Perkins has also held the same positions with IBIZ from its founding on November 1, 2001 to the present. Prior to his joining the Company, he was employed at American Express as a project manager for major systems implementation, a position he held for eight years. Mr. Perkins earned a degree in business management from California State University-Sonoma.

Description of Securities to be Issued.

(a)  General Description.

     The authorized capital stock of the IBIZ consists of 100,000,000 shares of common stock, par value $0.001. IBIZ also has authorized 10,000,000 shares of preferred stock, par value $0.001. The holders of the common stocks:

     (a) have equal ratable rights to dividends from funds legally available therefore, when, as, and if declared by the Board of Directors of IBIZ;

     (b) are entitled to share ratably in all of the assets of IBIZ available for distribution upon winding up of the affairs of IBIZ; and

     (c) are entitled to one non-cumulative vote per share on all matters on which shareholders may vote at all meetings of shareholders.

These securities do not have any of the following rights:

     (a)  cumulative or special voting rights;

     (b)  preemptive rights to purchase in new issues of shares;

     (c)  preference as to dividends or interest;

     (d) preference upon liquidation; or

     (e) any other special rights or preferences. In addition, the Shares are not convertible into any other security.

There are no restrictions on dividends under any loan other financing arrangements or otherwise. As of the date of this filing, IBIZ had 1,000 shares of common stock issued and outstanding.

(b)  Non-Cumulative Voting.

     The holders of shares of common stock of IBIZ will not have cumulative voting rights, which means that the holders of more than 50% of such outstanding Shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event, the holders of the remaining Shares will not be able to elect any of IBIZ's directors.

(c)  Dividends.

     IBIZ does not currently intend to pay cash dividends. Because IBIZ does not intend to make cash distributions, potential shareholders would need to sell their shares to realize a return on their investment. There can be no assurances of the projected values of the shares, or can there be any guarantees of the success of IBIZ. A distribution of revenues will be made only when, in the judgment of IBIZ's board of directors, it is in the best interest of IBIZ's stockholders to do so. The board of directors will review, among other things, the financial status of IBIZ and any future cash needs of IBIZ in making its decision.

(d)  Possible Anti-Takeover Effects of Authorized but Unissued Stock.

     IBIZ's authorized but unissued capital stock currently consists of 99,999,000 shares of common stock. One effect of the existence of authorized but unissued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of IBIZ by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of IBIZ's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in IBIZ's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquiror or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent Board of Directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

By order of the Board of Directors
July 20, 2003


/s/  Kenneth W. Schilling
Kenneth W. Schilling, Chief Executive Officer


                               Financial Statements.

                           INDEPENDENT AUDITORS' REPORT

To The Board of Directors of
IBIZ, Inc.

We have audited the accompanying balance sheet of IBIZ, Inc. (the "Company") as of October 31, 2002 and the related statements of operations and accumulated deficit and of cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respect, the financial position of IBIZ, Inc. at October 31, 2002 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 1 to the financial statements, the Company has incurred significant operating losses, has negative working capital, lacks sufficient operating cash to purchase products to fill sales orders, is delinquent in the payment of payroll taxes and is delinquent in payment of some wages. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Farber & Hass LLP
Farber & Hass LLP
Oxnard, California
January 17, 2003


                                   IBIZ, INC.
                                 BALANCE SHEET
                                OCTOBER 31, 2002

                                     ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                         $     677
Accounts receivable, net                                             11,867
Inventories                                                          95,601
Prepaid expenses                                                      8,000

TOTAL ASSETS                                                      $ 116,145

                     LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
Accounts payable and accrued expenses                             $  72,657
Accrued wages and bonuses                                            83,683
Payroll taxes payable                                                11,767
Deferred income                                                       5,916
Due to related entities:
  IBIZ Technology Corp.                                             118,822
  Invnsys Technology Corporation                                    186,170
Total current liabilities                                           479,015

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S DEFICIT:
Preferred stock, $0.001 par value; 10,000,000
  shares authorized; -0- shares issued and
  outstanding
Common stock, $0.001 par value; 100,000,000
  shares authorized; 1,000 shares issued
  and outstanding                                                         1
Accumulated deficit                                                (362,871)
Total stockholder's deficit                                        (362,870)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT                       $ 116,145

                           See notes to financial statements

                                      IBIZ, INC.
               STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                     FOR THE YEAR ENDED OCTOBER 31, 2002

REVENUES:
Sales                                                             $ 309,554
Maintenance                                                          32,093
Service                                                               9,002
Total revenues                                                      350,649

COST OF GOODS SOLD                                                  365,821

GROSS LOSS                                                         (15,172)

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES                       324,789

LOSS FROM OPERATIONS                                              (339,961)

OTHER INCOME (EXPENSE):
Interest income                                                         77
Interest expense                                                   (22,987)
Other expense, net                                                 (22,910)

NET LOSS                                                          (362,871)

ACCUMULATED DEFICIT, BEGINNING OF YEAR                                   0

ACCUMULATED DEFICIT, END OF YEAR                                 $(362,871)

                         See notes to financial statements


                                   IBIZ, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED OCTOBER 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                         $(362,871)
Adjustments to reconcile net loss to net cash
  used by operating activities:
  Provision for uncollectible accounts                              12,827
  Changes in operating assets and liabilities:
    Accounts receivable                                            (24,694)
    Inventories                                                    (95,601)
    Prepaid expenses                                                (8,000)
    Accounts payable and accrued expenses                           72,657
    Accrued wages and taxes                                         95,450
    Deferred income                                                  5,916
Net cash used by operating activities                             (304,316)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds received from related entities                        304,992
Proceeds from the issuance of common stock                               1
Net cash provided by financing activities                          304,993

NET INCREASE IN CASH AND CASH EQUIVALENTS                              677

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                             0

CASH AND CASH EQUIVALENTS, END OF YEAR                                 677

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest                                          $   22,987
Cash paid for taxes                                             $        0

                        See notes to financial statements

                                    IBIZ, INC.
                           NOTES TO FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Description - IBIZ, Inc. (the "Company") was organized on October 30, 2001, under the laws of the State of Nevada. The Company designs, manufactures (through subcontractors), and distributes a line of accessories for the PDA and handheld computer market which are distributed through large retail chain stores and e-commerce sites throughout the United States. The Company also markets LCD monitors, OEM notebook computers, third party software, and general purpose financial application keyboards.

The Company is a wholly owned subsidiary of IBIZ Technology Corp.
("Corp"), a publicly held corporation.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable - Accounts receivable are reported at the customers' outstanding balances less any allowance for doubtful accounts. Interest is not accrued on overdue accounts receivable and the Company normally does not require collateral to support its accounts receivable.

Allowance for Doubtful Accounts - The allowance for doubtful accounts on accounts receivable is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses. Management determines the adequacy of the allowance based on historical write-off percentages and information collected from individual customers. Accounts receivable are charged off against the allowance when collectibility is determined to be permanently impaired (bankruptcy, lack of contact, account balance over one year old, etc.).

Inventories - Inventories are stated at the lower of cost (determined principally by average cost) or market. The inventories are comprised of finished products at October 31, 2002.

Disclosure About Fair Value of Financial Instruments - The Company has financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at October 31, 2002, as defined in Financial Accounting Standards Board ("FASB") 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Revenue Recognition

Product sales - when the goods are shipped and title passes to the customer.

Maintenance agreements - income from maintenance agreements is being recognized on a straight-line basis over the life of the service contracts. The unearned portion is recorded as deferred income.

Service income - when services are performed.

Shipping and Handling Costs - The Company's policy is to classify shipping and handling costs as part of cost of goods sold in the statement of operations.

Advertising - All direct advertising costs are expensed as incurred. The Company charged to operations $10,965 in advertising costs for the year ended October 31, 2002.

Research and Development - The Company expenses research and development costs as incurred.

Interest Expense - The Company incurred interest expense during 2002 from factoring its receivables. The agreement with the factor was terminated prior to year-end.

Income Taxes - Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, "Accounting for Income Taxes". As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Concentration of Risk

Industry

The Company's products are directed to the computer and technology-related industry. This industry experiences a high degree of obsolescence and changes in buying patterns. The Company must expend funds for research and development and identification of new products in order to stay competitive.

Financial Instruments

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable.

Concentrations of credit risk with respect to trade receivables are normally limited due to the large number of customers comprising the Company's customer base and their dispersion across different geographic areas. The Company routinely assesses the financial strength of its customers.

At October 31, 2002, two customers accounted for 62% (49% and 13%, respectively) of net receivables.

Purchases

The Company relies primarily on two suppliers for its products. The loss of either supplier could have a material impact on the Company's operations. Purchases for the year ended 2002 totaled 58% and 23%, respectively, from each supplier.

Revenues

For the year ended October 31, 2002, the Company had two customers that exceeded 10% of total revenues (14% and 13%, respectively).

Pervasiveness of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements - The FASB recently issued the following statements:

FASB 144 - Accounting for the Impairment or Disposal of Long-
Lived Assets

FASB 145 - Rescission of FASB Statements 4, 44 and 64 and
Amendment of FASB 13

FASB 146 - Accounting for Costs Associated with Exit or Disposal
Activities

FASB 147 - Acquisitions of Certain Financial Institutions

FASB 148 - Accounting for Stock-Based Compensation

These FASB statements did not, or are not expected to, have a material impact on the Company's financial position and results of operations.

Going Concern - These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The following factors raise substantial doubt as to the Company's ability to continue as a going concern:

A.  Operating losses
B.  Negative working capital
C.  Lack of cash from continuing operations
D.  Unpaid wages
E.  Decline in national economy

Management's plans to eliminate the going concern situation include, but are not limited to:

A. Increase sales through new line of products acquired on July 11, 2002.

B. Obtain additional equity investments through private placements of its common stock.

Should the Company be unsuccessful in its plans, the operations of the Company could be discontinued.

2.  ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

A summary of accounts receivable and allowance for doubtful accounts is as follows:

     Accounts receivable                                     $ 24,123
     Allowance for doubtful accounts                          (12,256)

     Net accounts receivable                                 $ 11,867

     Allowance for doubtful accounts:
     Balance, November 1, 2001                                      0
     Additions                                                 12,827
     Write-off of uncollectible accounts                         (571)

     Balance, October 31, 2002                               $ 12,256

3.  INCOME TAXES

Deferred Taxes

The components of deferred tax assets are as follows:

     Net operating loss carryforwards                        $ 61,000
     Allowance for doubtful accounts                            2,500
     Accrued expenses not deductible until paid                 9,200
     Total deferred tax assets                                 72,700
     Less valuation allowance                                  72,700

     Net deferred tax asset                                  $      0

A reconciliation of the valuation allowance is as follows:

     Balance, November 1, 2001                               $      0
     Addition                                                  72,700

     Balance, October 31, 2002                               $ 72,700

Tax Carryforwards

The Company has the following Federal tax carryforwards at October 31, 2002:

                                         Amount          Expiration Date

     Net operating loss                  $305,000        October 31, 2022

Future changes in ownership may limit the ability of the Company to utilize these net operating loss carryforwards prior to their expiration.

4.  PREFERRED STOCK

The Board of Directors has not assigned any preference rights for this series of stock.

5.  COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases its office and warehouse facilities under the following terms and conditions:

a.  Term - Three years from February 1, 2002 to January 31, 2005
b.  Size of facility - 4,343 square feet
c.  Base rent - Monthly rentals plus taxes and common area operating expenses
d.  Base rental schedule:

                         Months             Rent

                         1 - 12             $2,172
                        13 - 24             $3,692
                        25 - 36             $4,343

Future minimum lease payments excluding taxes and expenses are as follows:

     October 31, 2003          $ 39,744
     October 31, 2004            50,163
     October 31, 2005            13,029
     Total                     $102,936

Rent expense for the year ended October 31, 2002 was $19,548.

Workers' Compensation Insurance

Through January 2003, the Company did not carry general liability or workers' compensation coverage, nor was it self-insured. The Company accrues liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. As of January 2003, there were no known liability claims. No amounts have been accrued for any penalties that may be assessed by the State of Arizona for non-compliance with the laws and regulations applicable to workers' compensation insurance.

Pledged Assets

All of the Company's assets are pledged as security for Corp's
Secured Convertible Debentures.

                                  IBIZ, INC.
                                 BALANCE SHEET
                                APRIL 30, 2003
                                  (Unaudited)

                                    ASSETS

CURRENT ASSETS:
Accounts receivable, net                                          $  37,037
Inventories                                                         124,880
Prepaid expenses                                                      9,156

TOTAL ASSETS                                                      $ 171,073

                        LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES:
Bank overdraft                                                    $  14,820
Accounts payable and accrued expenses                               226,051
Accrued wages                                                       123,477
Payroll taxes payable                                                30,548
Deferred income                                                       1,802
Total current liabilities                                           396,698

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S DEFICIT:
Preferred stock, $0.001 par value; 10,000,000
  shares authorized; -0- shares issued and
  outstanding
Common stock, $0.001 par value; 100,000,000
  shares authorized; 1,000 shares issued
  and outstanding                                                         1
Additional paid-in capital                                          629,897
Accumulated deficit                                                (855,523)
Total stockholder's deficit                                        (225,625)

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT                       $ 171,073

                           See notes to financial statements

                                     IBIZ, INC.
                              STATEMENTS OF OPERATIONS
                              FOR THE SIX MONTHS ENDED
                              APRIL 30, 2003 AND 2002
                                     (Unaudited)

                                                       2003             2002

SALES                                                $ 135,947       $ 248,192

COST OF GOODS SOLD                                     148,304         154,041

GROSS PROFIT (LOSS)                                    (12,357)         94,151

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES           479,398         151,205

LOSS FROM OPERATIONS                                  (491,755)        (57,054)

OTHER INCOME (EXPENSE):
Interest income                                              3               -
Interest expense                                          (900)              -
Other expense, net                                        (897)              -
NET LOSS                                              (492,652)       (57,054)

                            See notes to financial statements

                                        IBIZ, INC.
                                 STATEMENTS OF CASH FLOWS
                                 FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2003 AND 2002
                                      (Unaudited)

                                                     2003                 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                            $(492,652)       $ (57,054)
Adjustments to reconcile net loss to net cash
  used by operating activities:
  Provision for uncollectible accounts                  4,217            4,003
  Changes in operating assets and liabilities:
    Accounts receivable                               (29,387)         (39,873)
    Inventories                                       (29,279)        (180,864)
    Prepaid expenses                                   (1,156)          (8,000)
    Accounts payable and accrued expenses             153,395           32,726
    Accrued wages and taxes                            58,575          108,657
    Deferred income                                    (4,114)           8,895
Net cash used by operating activities                (340,401)        (131,510)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdraft                                         14,820
Net proceeds received from related entities           324,904          131,510
Net cash provided by financing activities             339,724          131,510

NET DECREASE IN CASH AND CASH EQUIVALENTS                (677)               0

CASH AND CASH EQUIVALENTS,
  BEGINNING OF PERIOD                                     677                0

CASH AND CASH EQUIVALENTS,
  END OF PERIOD                                             0                0

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest                                    900                0
Cash paid for taxes                                         0                0

NON-CASH INVESTING AND FINANCIAL ACTIVITIES:
Transfer of related entity debt to
  additional paid-in capital                          629,897                0

                          See notes to financial statements.

                                     IBIZ, INC.
                           NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Description - IBIZ, Inc. (the "Company") was organized on October 30, 2001, under the laws of the State of Nevada. The Company designs, manufactures (through subcontractors), and distributes a line of accessories for the PDA and handheld computer market which are distributed through large retail chain stores and e-commerce sites throughout the United States. The Company also markets LCD monitors, OEM notebook computers, third party software, and general purpose financial application keyboards.

The Company is a wholly-owned subsidiary of IBIZ Technology Corp.
("Corp"), a publicly-held corporation).

Presentation - The interim financial statements of the Company are condensed and do not include some of the information necessary to obtain a complete understanding of the financial data. Management believes that all adjustments necessary for a fair presentation of results have been included in the unaudited financial statements for the interim periods presented. Operating results for the six-month period ended April 30, 2003 are not necessarily indicative of the results that may be expected for the year ended October 31, 2003.

Cash and Cash Equivalents - For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Accounts Receivable - Accounts receivable are reported at the customers' outstanding balances less any allowance for doubtful accounts. Interest is not accrued on overdue accounts receivable and the Company normally does not require collateral to support its accounts receivable.

Allowance for Doubtful Accounts - The allowance for doubtful accounts on accounts receivable is charged to income in amounts sufficient to maintain the allowance for uncollectible accounts at a level management believes is adequate to cover any probable losses. Management determines the adequacy of the allowance based on historical write-off percentages and information collected from individual customers. Accounts receivable are charged off against the allowance when collectibility is determined to be permanently impaired (bankruptcy, lack of contact, account balance over one year old, etc.).

Inventories - Inventories are stated at the lower of cost (determined principally by average cost) or market. The inventories are comprised of finished products at April 30, 2003.

Disclosure About Fair Value of Financial Instruments - The Company has financial instruments, none of which are held for trading purposes. The Company estimates that the fair value of all financial instruments at April 30, 2003, as defined in Financial Accounting Standards Board ("FASB") 107, does not differ materially from the aggregate carrying values of its financial instruments recorded in the accompanying balance sheet. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. Considerable judgment is required in interpreting market data to develop the estimates of fair value, and accordingly, the estimates are not necessarily indicative of the amounts that the Company could realize in a current market exchange.

Revenue Recognition

Product sales - when the goods are shipped and title passes to the customer.

Maintenance agreements - income from maintenance agreements is being recognized on a straight-line basis over the life of the service contracts. The unearned portion is recorded as deferred income.

Service income - when services are performed.

Shipping and Handling Costs - The Company's policy is to classify shipping and handling costs as part of cost of goods sold in the statement of operations.

Advertising - All direct advertising costs are expensed as incurred. The Company charged to operations $5,222 and $4,136 in advertising costs for the six months ended April 30, 2003 and 2002, respectively.

Research and Development - The Company expenses research and development costs as incurred.

Income Taxes - Provisions for income taxes are based on taxes payable or refundable for the current year and deferred taxes on temporary differences between the amount of taxable income and pretax financial income and between the tax bases of assets and liabilities and their reported amounts in the financial statements. Deferred tax assets and liabilities are included in the financial statements at currently enacted income tax rates applicable to the period in which the deferred tax assets and liabilities are expected to be realized or settled as prescribed in FASB Statement No. 109, "Accounting for Income Taxes". As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.

Concentration of Risk

Industry

The Company's products are directed to the computer and technology-related industry. This industry experiences a high degree of obsolescence and changes in buying patterns. The Company must expend funds for research and development and identification of new products in order to stay competitive.

Financial Instruments

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of trade accounts receivable.

Concentrations of credit risk with respect to trade receivables are normally limited due to the large number of customers comprising the Company's customer base and their dispersion across different geographic areas. The Company routinely assesses the financial strength of its customers.

At April 30, 2003, three customers accounted for 98% (58%, 22% and 18%, respectively) of net receivables.

Purchases

The Company relies primarily on three suppliers for its products. The loss of any supplier could have a material impact on the Company's operations. Purchases from these suppliers for the six months ended April 30, 2003 totaled 79%, 11% and 8%, respectively.

Revenues

For the six months ended April 30, 2003, the Company had two customers whose sales exceeded 37% of total revenues (20% and 17%, respectively).

Pervasiveness of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements - The FASB recently issued the following statements:

     FASB 144 - Accounting for the Impairment or Disposal of Long-
     Lived Assets
     FASB 145 - Rescission of FASB Statements 4, 44 and 64 and
     Amendment of FASB 13
     FASB 146 - Accounting for Costs Associated with Exit or Disposal
     Activities
     FASB 147 - Acquisitions of Certain Financial Institutions
     FASB 148 - Accounting for Stock-Based Compensation
     FASB 149 - Amendment of Statement 133 on Derivative Instruments

These FASB statements did not, or are not expected to, have a material impact on the Company's financial position and results of operations.

Going Concern - These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction of liabilities in the normal course of business over a reasonable length of time. The following factors raise substantial doubt as to the Company's ability to continue as a going concern:

A.  Operating losses
B.  Negative working capital
C.  Lack of cash from continuing operations
D.  Unpaid wages
E.  Decline in national economy

Management's plans to eliminate the going concern situation include, but are not limited to:

A. Increase sales through new line of products acquired on July 11, 2002

B. Obtain additional equity investments through private placements of its common stock

Should the Company be unsuccessful in its plans, the operations of the Company could be discontinued.

2.  ACCOUNTS RECEIVABLE AND ALLOWANCE FOR DOUBTFUL ACCOUNTS

A summary of accounts receivable and allowance for doubtful accounts is as follows:

     Accounts receivable                               $ 53,510
     Allowance for doubtful accounts                    (16,473)

     Net accounts receivable                           $ 37,037

     Allowance for doubtful accounts:

     Balance, November 1, 2002                         $ 12,256
     Additions                                            4,217

     Balance, April 30, 2003                           $ 16,473

3.  INCOME TAXES

Deferred Taxes

The components of deferred tax assets are as follows:

     Net operating loss carryforwards                  $139,400
     Allowance for doubtful accounts                      3,300
     Accrued expenses not deductible until paid          16,900
     Total deferred tax assets                          159,600
     Less valuation allowance                           159,600
     Net deferred tax asset                                   0

A reconciliation of the valuation allowance is as follows:

     Balance, November 1, 2002                         $ 72,700
     Addition                                            86,900

     Balance, April 30, 2003                           $159,600

Tax Carryforwards

The Company has the following tax carryforwards at April 30, 2003:

                                 Amount            Expiration Date

Net operating loss
  October 31, 2002               $305,000           October 31, 2022
  April 30, 2003                  392,000           April 30, 2023

  Total                          $697,000

Future changes in ownership may limit the ability of the Company to utilize these net operating loss carryforwards prior to their expiration.

4.  PREFERRED STOCK

The Board of Directors has not assigned any preference rights for this series of stock.

5.  COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases its office and warehouse facilities under the following terms and conditions:

     a.  Term - Three years from February 1, 2002 to January 31, 2005
     b.  Size of facility - 4,343 square feet
     c. Base rent - Monthly rentals plus taxes and common area operating expenses
     d.  Base rental schedule:

                      Months                 Rent

                      1 - 12                 $2,172
                     13 - 24                 $3,692
                     25 - 36                 $4,343

Future minimum lease payments excluding taxes and expenses are as follows:

     October 31, 2003            $ 39,744
     October 31, 2004              50,163
     October 31, 2005              13,029

     Total                       $102,936

Rent expense for the six months ended April 30, 2003 and 2002 was $17,592 and 46,516, respectively.

Workers' Compensation Insurance

Through July 2003, the Company did not carry general liability or workers' compensation coverage, nor was it self-insured. The Company accrues liabilities when it is probable that future costs will be incurred and such costs can be reasonably estimated. As of July 2003, there were no known liability claims. No amounts have been accrued for any penalties that may be assessed by the State of Arizona for non-compliance with the laws and regulations applicable to workers' compensation insurance.

Pledged Assets

All of the Company's assets are pledged as security for Corp's
Secured Convertible Debentures.

6.  CONTRIBUTION OF CAPITAL

During April 2003, the Board of Directors of Corp authorized the intercompany loans between Corp (and its other wholly-owned subsidiaries) and the Company be contributed to the capital of the Company.

                        REQUEST FOR CONSENT OF SHAREHOLDERS
                              OF IBIZ TECHNOLOGY CORP.
                               FOR CORPORATE ACTION


The following matters are hereby submitted to the shareholders of IBIZ Technology Corp., a Florida corporation ("Company"), for their approval and consent under the provisions of Florida Statutes
607.0821 and Article III, Section 9 of the Bylaws of the Company:

A proposal to spin-off IBIZ, Inc., a wholly owned subsidiary of the Company, into a separate public company.

A shareholder does not have dissenter's rights of appraisal in connection with the proposed action.

This written consent may be revoked prior to the date that the Company receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the company at its principal office located at:
2238 West Lone Cactus Drive, Suite 200, Phoenix, Arizona 85021

Each shareholder must return the consent form, indicating an affirmative or negative vote on this issue, by overnight courier to reach the offices of the Company not later than two (2) days after receipt thereof. If a shareholder does not return the consent form, then his or her shares will not be counted in determining the positive and negative votes.

I, __________________________, the undersigned owner of record of ____________shares of common stock of the Company, do hereby vote these shares as follows with regard to the above described proposals (please check next to the appropriate vote):

Approve: __________

Disapprove: _________

Dated: August ____, 2003 _____________________      ________________________
                       (Signature of Shareholder)  (Signature Of Shareholder)
                        Printed name(s): -__________________________________
                        Title: ___________________________________________

Note: Please sign exactly as name appears on stock certificate. All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by the president or other authorized person. If a partnership, please sign in partnership name by a partner.